Exhibit 10.35

Third Amendment to Credit Agreement and Guaranty

This Third Amendment to Credit Agreement and Guaranty (herein, this “Agreement”) is entered into as of February 29, 2024 (the “Third Amendment Effective Date”), by and among Biodesix, Inc., a Delaware corporation (the “Borrower”), the Lenders party hereto constituting Majority Lenders and Perceptive Credit Holdings IV, LP, a Delaware limited partnership, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).

Recitals:

A. The Lenders have extended credit to the Borrower on the terms and conditions set forth in that certain Credit Agreement and Guaranty, dated as of November 16, 2022 (as amended pursuant to that certain First Amendment to Credit Agreement and Guaranty, dated as of May 10, 2023, as amended pursuant to that certain Second Amendment to Credit Agreement and Guaranty, dated as of August 4, 2023, and as further amended, restated, supplemented or otherwise modified prior to the Third Amendment Effective Date, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Agreement, the “Credit Agreement”).

B. The Borrower has requested that the Administrative Agent and the Lenders agree to amend certain provisions of the Existing Credit Agreement.

C. The parties hereto agree to amend the Existing Credit Agreement pursuant to the terms of this Agreement.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.
Incorporation of Recitals; Defined Terms. The parties hereto acknowledge that the Recitals set forth above are true and correct in all material respects. The defined terms in the Recitals set forth above are hereby incorporated into this Agreement by reference. All other capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

2.
Third Amendment to Existing Credit Agreement. Upon satisfaction of the conditions set forth in Section 5 hereof, the Borrower, the Lenders and the Administrative Agent hereby agree that the Existing Credit Agreement is hereby amended as of the Third Amendment Effective Date as follows:

(A) The definition of “Fee Letter” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“‘Fee Letter’ means that certain Fee Letter, originally dated as of the Closing Date, among the Obligors, the Lenders and the Administrative Agent, as amended and restated on the First Amendment Effective Date, as amended and restated on the Second Amendment Effective Date, as amended and restated on February 29, 2024, and as may be further amended from time to time.”

3.
Acknowledgement of Liens. The Borrower hereby acknowledges and agrees that the Obligations owing to the Administrative Agent and the Lenders arising out of or in any manner relating to the Loan Documents shall continue to be secured by the Liens granted as security therefor in the Loan Documents, to the extent provided for in the Loan Documents heretofore executed and delivered by the

Borrower; and nothing herein contained shall in any manner affect or impair the priority of the Liens created and provided for thereby as to the indebtedness, obligations, and liabilities which would be secured thereby prior to giving effect to this Agreement.

4.
Representations And Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:
(A)
After giving effect to this Agreement, the representations and warranties of the Borrower contained in Article 7 of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the date hereof; provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.
(B)
The execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate action on the part of, and duly executed and delivered by, the Borrower.
(C)
No Default or Event of Default has occurred and is continuing or shall occur and be continuing immediately after giving effect to this Agreement.

5.
Conditions Precedent. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent:
(A)
The Agent and the Lenders shall have received executed counterparts of this Agreement and the Third Amended and Restated Fee Letter, dated as of the Third Amendment Effective Date, in each case, duly executed and delivered by the Borrower.

6.
Reference to and Effect on the Loan Documents; No Novation.
(A)
This Agreement constitutes a Loan Document. On and after the date hereof, words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement after giving effect to this Agreement.
(B)
Except as specifically set forth in this Agreement, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(C)
Except as expressly set forth in this Agreement, the Loan Documents and all of the obligations of the Loan Parties thereunder and the rights and benefits of the Administrative Agent and the Lenders thereunder remain in full force and effect. This Agreement is not a novation nor is it to be construed as a release, waiver or modification of any of the terms, conditions, representations, warranties, covenants, rights or remedies set forth in the Loan Documents, except as specifically set forth herein. Without limiting the foregoing, the Loan Parties agree to comply with all of the terms, conditions, and provisions of the Loan Documents except to the extent such compliance is irreconcilably inconsistent with the express provisions of this Agreement. This Agreement may not be amended, supplemented, or otherwise modified except by a written agreement entered into in accordance with Section 13.04 of the Credit Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENTS THE ENTIRE AGREEMENT AMONG THE PARTIES with respect to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

7.
Headings. The headings in this Agreement are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

8.
Governing Law. THIS AGREEMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, AND ALL CLAIMS, DISPUTES AND MATTERS ARISING HEREUNDER OR RELATED HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED IN AND TO BE PERFORMED ENTIRELY WITHIN THAT STATE, WITHOUT REFERENCE TO CONFLICTS OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

9.
Incorporation of Sections 13.10 and 13.11 of the Credit Agreement. The provisions set forth in Sections 13.10 (Jurisdiction, Service of Process and Venue) and 13.11 (Waiver of Jury Trial) of the Credit Agreement shall apply to this Agreement in all respects.

10.
Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission, electronic transmission (in PDF format) or DocuSign shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

11.
Severability. If any provision hereof is found by a court to be invalid or unenforceable, to the fullest extent permitted by applicable Law the parties agree that such invalidity or unenforceability shall not impair the validity or enforceability of any other provision hereof.

12.
Binding Effect. This Agreement will be binding upon and inure to the benefit of and is enforceable by the respective successors and permitted assigns of the parties hereto.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

Biodesix, INC., as Borrower

By:	/s/ ROBIN HARPER COWIE
Name:	Robin Harper Cowie
Title:	Chief Financial Officer

ADMINISTRATIVE AGENT AND LENDERS CONSTITUTING MAJORITY LENDERS:

PERCEPTIVE CREDIT HOLDINGS IV, LP, as Agent and Lender

By:	Perceptive Credit Opportunities GP, LLC, its general partner

By:	/s/ SANDEEP DIXIT
Name:	Sandeep Dixit
Title:	Chief Credit Officer

By:	/s/ SAM CHAWLA
Name:	Sam Chawla
Title:	Portfolio Manager

[Signature Page to Third Amendment to Credit Agreement and Guaranty]